UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: May 17, 2002

                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME COMPANIES, INc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                  XTREME WEBWORKS
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 6. Resignation of Registrant's Directors.

Mr. Kip Swan has tendered his resignation from our Board of Directors effective immediately. Mr. Swan has resigned to pursue other matters and has no disagreement on any matter relating to our Comapny's operation, policies, or practices. Mr. Clayton Kass of Nucon International, Inc. has been elected to fill the vacancy left by Mr. Swan's resignation.






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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)



Date:  May 17, 2002                   By:  /s/ SHAUN HADLEY
                                          ----------------
                                              SHAUN HADLEY
                                              PRESIDENT






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